Exhibit 99.1

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1A

	4/30/07	5/31/07	6/30/07	7/31/07	8/31/07	9/30/07
CURRENT ASSETS:
Cash (Attach Recons. & Bk Stmts.)	1,005	810	1,144	923	(1,574)	1,045
Investment securities, at market	1,617,563	1,610,856	1,520,322	1,497,261	1,398,559	1,338,405
Prepaid expense & deposits	60,000	60,000	60,000	60,000	60,000	60,000

TOTAL CURRENT ASSETS	1,678,568	1,671,666	1,581,466	1,558,184	1,456,985	1,399,450

OTHER ASSETS:
Note receivable from AIC	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000
Valuation allowance	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)
Investment in AIC, at underlying book value	11,863,974	11,863,974	11,863,974	11,945,142	11,945,142	11,945,142
Contingent claims	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000

TOTAL OTHER ASSETS	33,363,974	33,363,974	33,363,974	33,445,142	33,445,142	33,445,142

TOTAL ASSETS	35,042,542	35,035,640	34,945,440	35,003,326	34,902,127	34,844,592

I CERTIFY UNDER PENALTY OF PERJURY THAT THIS 5 PAGE OPERATING REPORT IS TRUE AND CORRECT.

Date Submitted	October 4, 2007	Signed	/s/ Gary N. Thompson	Printed Name of Signatory	Gary N. Thompson

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1B

	4/30/07	5/31/07	6/30/07	7/31/07	8/31/07	9/30/07
LIABILITIES:
Post-Petition debt (Sched. C)	33,409	73,306	54,960	120,179	53,644	49,938

Pre-Petition Debt:
Litigation claims	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Unsecured liabilities	46,054	46,054	46,054	46,054	46,054	46,054
Unsecured debt	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260

TOTAL LIABILITIES	138,189,723	138,229,620	138,211,274	138,276,493	138,209,958	138,206,252

SHAREHOLDERS EQUITY:
Preferred stock	0	0	0	0	0	0
Common stock	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000
Paid-in capital	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000
Treasury stock	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)
Retained earnings:
As of filing date	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)
After filing date	1,893,615	1,846,816	1,774,962	1,767,629	1,732,965	1,679,136

TOTAL SHAREHOLDERS EQUITY	(103,147,181)	(103,193,980)	(103,265,834)	(103,273,167)	(103,307,831)	(103,361,660)

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	35,042,542	35,035,640	34,945,440	35,003,326	34,902,127	34,844,592

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-2

STATEMENT OF INCOME

	4/30/07	5/31/07	6/30/07	7/31/07	8/31/07	9/30/07
REVENUE:
Net investment income	7,290	6,995	6,350	6,769	6,114	5,318
Net realized gain	0	0	0	0	0	0
Other	0	0	631	0	0	0

OPERATING EXPENSES:
Salaries and benefits	(7,221)	(7,022)	(6,949)	(6,949)	(6,949)	(6,949)
Board fees and expenses	0	0	(85)	0	0	0
Financial advisor fees and expenses	0	0	0	(75,000)	0	0
Legal fees and expenses	(104,708)	(44,805)	(63,486)	(13,315)	(28,913)	(49,745)
Accounting fees and expenses	0	0	(6,326)	0	0	0
Insurance	0	0	0	0	0	0
Franchise taxes	0	0	0	0	0	0
Filing fees and expenses	(2,979)	(1,963)	(1,953)	0	(4,010)	(2,447)
Miscellaneous	(5)	(5)	(36)	(5)	(906)	(5)

NET OPERATING INCOME / LOSS	(107,623)	(46,800)	(71,854)	(88,500)	(34,664)	(53,828)

OTHER INCOME (EXPENSE):
Interest expense	0	0	0	0	0	0
Income tax refund	0	0	0	0	0	0
Equity in operating earnings of AIC	1,250	0	0	165,848	0	0
Equity in unrealized losses of securities of AIC	126,679	0	0	(84,680)	0	0

TOTAL OTHER INCOME (EXPENSE)	127,929	0	0	81,168	0	0

NET INCOME (LOSS)	20,306	(46,800)	(71,854)	(7,332)	(34,664)	(53,828)

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-3

SOURCES AND USE OF CASH

	4/30/07	5/31/07	6/30/07	7/31/07	8/31/07	9/30/07
CASH DIFFERENCE:
Current ending cash balance	1,005	810	1,144	923	(1,574)	1,045
Less ending prior month balance	(1,702)	(1,005)	(810)	(1,144)	(923)	1,574

NET CASH INCREASE (DECREASE)	(697)	(195)	334	(221)	(2,497)	2,619

SOURCES OF CASH:
Net income (loss)	20,306	(46,800)	(71,854)	(7,332)	(34,664)	(53,828)
Equity in earnings and unrealized losses of AIC	(127,929)	0	0	(81,168)	0	0

Decrease in:
Receivables	0	0	0	0	0	0
Marketable securities	108,340	6,707	90,534	23,061	98,702	60,154
Increase in:
Post- petition debt	0	39,898	0	65,218	0	0
Pre-petition debt	0	0	0	0	0	0

TOTAL SOURCES OF CASH	717	(195)	18,680	(221)	64,038	6,326

USES OF CASH:
Increase in:
Receivables	0	0	0	0	0	0
Marketable securities	0	0	0	0	0	0
Decrease in:
Post- petition debt	(1,414)	0	(18,346)	0	(66,535)	(3,707)
Pre-petition debt	0	0	0	0	0	0

TOTAL USES OF CASH	(1,414)	0	(18,346)	0	(66,535)	(3,707)

NET CASH INCREASE (DECREASE)	(697)	(195)	334	(221)	(2,497)	2,619

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

SCHEDULE C

SCHEDULE OF POST PETITION DEBT

	4/30/07	5/31/07	6/30/07	7/31/07	8/31/07	9/30/07
TRADE ACCOUNTS PAYABLE	33,409	73,306	54,960	120,179	53,644	49,938
PAYROLL AND PAYROLL TAXES	0	0	0	0	0	0
TAXES PAYABLE	0	0	0	0	0	0

TOTAL POST PETITION DEBT	33,409	73,306	54,960	120,179	53,644	49,938